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                                  EXHIBIT 10.12

                     GTECH CORPORATION EXECUTIVE PERQUISITES
                              PROGRAM PARTICIPANTS*

Howard Cohen
David Calabro
Jaymin Patel
Kathleen Mc Keough
Larry Smith
Marc Crisafulli
Antonio Carlos Rocha
Robert Plourde
William Pieri
William Middlebrook
Donald Stanford  * (retired December 19, 2001)
Jean Pierre Desbiens (through Dec. 31, 2002)
W. Bruce Turner
Jean Marc Lafaille * (employment ceased September 1, 2001)

*Participants for calendar years 2001 and 2002 unless otherwise noted.